UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 3, 2013

DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On October 3, 2013, Darling International Inc. (“Darling”) issued a press release announcing that the Canadian Competition Act condition to proceed with Darling’s previously announced purchase of Rothsay, the rendering and biodiesel division of Maple Leaf Foods Inc., has been satisfied. Darling expects to close the transaction on October 28, 2013, subject to satisfaction of any remaining conditions.
Cautionary Statement Regarding Forward-Looking Statements
This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words. These forward-looking statements are based on Darling’s and MFI’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: failure of a proposed transaction to be implemented; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of MFI and Darling generally, including those set forth in the filings of Darling with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings, including the registration statement, proxy statement and prospectus. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Darling does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.

Item 9.01.          Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press release dated October 3, 2013 titled "Sale of Rothsay to Darling International Inc. Expected To Close October 28, 2013"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: October 3, 2013	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President and General Counsel

EXHIBIT LIST

Exhibit No.	Description

99.1	Press release dated October 3, 2013 titled "Sale of Rothsay to Darling International Inc. Expected To Close October 28, 2013"

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